Exhibit 10.6

JOINDER AND SECOND AMENDMENT TO INVESTOR RIGHTS AGREEMENT

This Joinder and Second Amendment to Investor Rights Agreement (this “Agreement”) is dated as of June 27, 2003 and is by and among Electric City Corp., a Delaware corporation (the “Company”), Newcourt Capital USA Inc., a Delaware corporation, Newcourt Capital Securities, Inc., a Delaware corporation, EP Power Finance L.L.C., a Delaware limited liability company, Morgan Stanley Dean Witter Equity Funding, Inc., a Delaware corporation, Originators Investment Plan, L.P., a Delaware limited partnership, Duke Capital Partners, LLC, a Delaware limited liability company, Leaf Mountain Company, LLC, an Illinois limited liability company, Richard P. Kiphart, an individual, Cinergy Ventures II, LLC, a Delaware limited liability company(“Cinergy”), SF Capital Partners, a British Virgin Islands company (“SFCP”), John Thomas Hurvis Revocable Trust (“Hurvis Trust”) and David R. Asplund, an individual (“Asplund”).

W I T N E S S E T H:

WHEREAS, the parties hereto other than Cinergy, SFCP, Asplund and Hurvis are parties to that certain Investor Rights Agreement dated as of July 31, 2001, as amended (as in effect on the date hereof, the “Existing Agreement”); and

WHEREAS, Cinergy, SFCP, Asplund and Hurvis, along with Richard P. Kiphart and the Company, are parties to that certain Securities Purchase Agreement, dated as of June 27, 2003 (as it may be amended from time to time, the “Series D Securities Purchase Agreement”), whereby the Company has agreed to sell and Cinergy, SFCP, Asplund, Hurvis and Mr. Kiphart (collectively, the “Series D Investors”) have agreed to purchase shares of the Company’s Series D Preferred Stock (as herein defined) together with shares of the Company’s Common Stock (as defined in the Existing Agreement) and warrants to purchase additional shares of Series D Preferred Stock and warrants to purchase additional shares of Common Stock; and

WHEREAS, it is a condition precedent to the obligation of each of the Series D Investors to purchase such shares of Series D Preferred Stock and Common Stock and such warrants that the parties hereto enter into this Agreement and the Company and the other parties hereto are agreeable to the same; and

WHEREAS, on the date hereof, the Series D Investors will also be acquiring certain shares of Series A Preferred Stock, Common Stock and warrants to purchase shares of Common Stock from EP Power Finance L.L.C. and Duke Capital Partners, LLC and accordingly shall become Series A Investors hereunder and the Parties desire to evidence the same by execution and delivery of this Agreement;

NOW, THEREFORE, the Parties agree as follows:

1.                                       Definitions.  All terms capitalized but not defined herein shall have the meaning attributable to such terms in the Existing Agreement, except where the context otherwise requires.

2.                                       Amendment of Existing Agreement.  The Existing Agreement is hereby amended as follows:

A.                                   The following new defined terms are added to the definitions in Section 1.1:

“Series D Investors” means, collectively, each of the following in his or its capacity as a holder of Series D Preferred Stock, Richard P. Kiphart, an individual, Cinergy Ventures II, LLC, a Delaware limited liability company, SF Capital Partners, a British Virgin Islands company, John Thomas Hurvis Revocable Trust, an Illinois trust, and David R. Asplund, an individual.  “Series D Investor” means any of such entities in such capacity.

“Series D Preferred Stock” means shares of the Company’s Series D Convertible Preferred Stock, par value $0.01 per share, issued pursuant to the Series D Securities Purchase Agreement, or issued pursuant to the Series D Preferred Stock Warrants, or issued as dividends upon shares of the Series D Preferred Stock issued pursuant to the Series D Securities Purchase Agreement or the Series D Preferred Stock Warrants.

“Series D Preferred Stock Warrants” means the warrants issued to the Series D Investors to purchase 37,500 shares of Series D Preferred Stock as evidenced by those certain warrant certificates dated June 27, 2003 issued by the Company to the Series D Investors, as they may be amended from time to time, as they may be amended from time to time with the consent of the Investors.

“Series D Securities Purchase Agreement” means that certain Securities Purchase Agreement dated as of June 27, 2003 by and among the Series D Investors and the Company, as it may be amended from time to time with the consent of the Investors.

B.                                     The definition of Common Stock Warrants is amended and restated in its entirety as follows:

“Common Stock Warrants” means (a) the warrants issued to the Series A Investors pursuant to the Securities Purchase Agreement and the Additional Purchase Agreement, as each may be amended from time to time, (b) the warrants to purchase up to 281,250 shares of Common Stock issued to the Series C Investor pursuant to the Series C Securities Purchase Agreement, as amended from time to time, and (c) the warrants to purchase up to 22,562 shares of Common Stock issued to the Series D Investors pursuant to the Series D Securities Purchase Agreement, as amended from time to time

C.                                     The definition of Eligible Securities is amended and restated in its entirety as follows:

“Eligible Securities” means (i) the shares of Common Stock issued or issuable upon the conversion of the Series A Preferred Stock issued or issuable pursuant to the Securities Purchase Agreement or the Additional Purchase Agreement; (ii) the shares of Common Stock issued or issuable upon the conversion of the Series C Preferred Stock issued or issuable pursuant to the Series C Securities Purchase Agreement; (iii) the shares of Common Stock issued or issuable upon the conversion of the Series D Preferred Stock issued or issuable pursuant to the Series D Securities Purchase Agreement or issued or issuable upon exercise of the Series D Preferred Stock Warrants and conversion of the Series D Preferred Stock issued or issuable pursuant to such exercise (iv) the shares of Common Stock issued pursuant to Securities Purchase Agreement; (v) the shares of Common Stock issued pursuant to the Series C Securities Purchase Agreement; (vi) the shares of Common Stock issued pursuant to the Series D Securities Purchase Agreement, (vii) the shares of Common Stock issued or issuable upon exercise of the Common Stock Warrants or upon exercise of the Placement Agent Warrants; and (viii) any other shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of, the shares described in clauses (i), (ii), (iii), (iv), (v), (vi), (vii) and this clause (viii); provided, however, that the foregoing definition shall exclude in all cases any Eligible Securities sold by a Holder in a transaction in which its rights under this Agreement are not also assigned; and provided further that any Eligible Securities sold pursuant to Rule 144 or sold in a registered public offering that has been declared effective shall no longer be Eligible Securities hereunder.

D.                                    The definition of Investors is amended and restated in its entirety as follows:

“Investors” means the Series A Investors, the Placement Agent, the Series C Investor and the Series D Investors, collectively, and “Investor” means any of them.

E.                                      The definition of Parties is amended and restated in its entirety as follows:

“Parties” means the Series A Investors, the Placement Agent, the Series C Investor, the Series D Investors and the Company, collectively, and “Party” means any of them.

F.                                      The definition of Series A Investors is amended and restated in its entirety as follows:

“Series A Investors” means, collectively, each of the following in his or its capacity as a holder of Series A Preferred Stock, Newcourt Capital USA Inc., a Delaware corporation, EP Power Finance L.L.C., a Delaware limited liability company, Morgan Stanley Dean Witter Equity Funding, Inc., a Delaware corporation, Originators Investment Plan, L.P., a Delaware limited partnership, Duke Capital Partners, LLC, a Delaware limited liability company, Richard P. Kiphart, an individual, Cinergy Ventures II, LLC, a Delaware limited liability company, SF Capital Partners, a British Virgin Islands company, David R. Asplund, an individual, and John Thomas Hurvis Revocable Trust, an Illinois trust.  “Series A Investor” means any of such entities in such capacity.

G.                                     The definition of Series C Investor is amended and restated in its entirety as follows:

“Series C Investor” means Richard P. Kiphart, in his capacity as the holder of the Series C Preferred Stock.

G.                                     Clause (d) of Section 3.1 is amended and restated in its entirety as follows:

(d)                                 The right of first offer in this Section 3.1 shall not be applicable (i) to the issuance or sale of Common Stock (or options therefore) to employees, consultants and directors pursuant to plans or agreements approved by the Board of Directors for the purpose of soliciting or retaining their services, (ii) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (iii) to Common Stock issued upon conversion of the Series A Preferred Stock or the Series C Preferred Stock or the Series D Preferred Stock or the exercise of the Common Stock Warrants or the Placement Agent Warrants, (iv) to any Series D Preferred Stock issued upon the exercise of Series D Preferred Stock Warrants, (v) to the issuance of securities pursuant to options, warrants, notes or other rights to acquire securities of the Company which were outstanding on July 31, 2001, (vi) to a Qualified Primary Offering, (vii) to the issuance of Series A Preferred Stock and Series A Preferred Stock Warrants pursuant to the Additional Purchase Agreement in compliance with Section 2.3 of the Securities Purchase Agreement, or (viii) to stock splits, stock dividends or like transactions.

G.                                     Clause (ii) of Section 4.2 is amended and restated in its entirety as follows:

(ii)                                  If to an Investor: at the address set forth in the Securities Purchase Agreement, the Additional Purchase Agreement, the Series C Securities Purchase Agreement or the Series D Purchase Agreement, as applicable.

H.                                    Schedule I is amended and restated in its entirety as follows:

SCHEDULE I  -  INVESTORS

Newcourt Capital USA Inc.
Newcourt Capital Securities, Inc.
EP Power Finance, L.L.C.
Morgan Stanley Dean Witter Equity Funding, Inc.
Originators Investment Plan, L.P.
Duke Capital Partners, LLC
Leaf Mountain Company, LLC
Richard P. Kiphart
Cinergy Ventures II, LLC
SF Capital Partners
David R. Asplund
John Thomas Hurvis Revocable Trust

3.                                       Joinder.  Each of the parties to this Agreement hereby agrees that from and after date hereof each of Cinergy Ventures II, LLC, SF Capital Partners, Asplund and Hurvis Trust shall be a party to and be bound by the Investor Rights Agreement, as amended by this Agreement, as an Investor and a Holder thereunder (as such terms are defined therein).

4.                                       Representations.  Each party to this Agreement hereby represents and warrants to each of the other parties to this Agreement that this Agreement has been duly executed and delivered by such party and constitutes the valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  Each of Cinergy Ventures II, LLC, SF Capital Partners, Asplund and Hurvis Trust hereby acknowledges that it has received a copy of the Investor Rights Agreement.

5.                                       Miscellaneous.

(a)                                  All terms, covenants, agreements, representations, warranties and undertakings in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

(b)                                 Changes in or additions to this Agreement may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived, only in accordance with the provisions of the Investor Rights Agreement, as amended hereby.

(c)                                  This Agreement shall be governed and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof.

(d)                                 This Agreement may be executed in two or more counterparts, all of which shall be deemed but one and the same instrument and each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart for each of the parties hereto.  Delivery by facsimile by any of the parties hereto of an executed counterpart of this Agreement shall be effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

(e)                                  The section and paragraph headings herein are for convenience only and shall not effect the construction hereof.

(f)                                    The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

(g)                                 The obligations of each Investor under the Investor Rights Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under the Investor Rights Agreement.  Nothing contained in this Agreement or the Investor Rights Agreement, and no action taken by any Investor or other party hereto pursuant hereto or thereto, shall be deemed to constitute the Investors and such parties as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such parties are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Investor Rights Agreement as amended hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Second Amendment to Investor Rights Agreement to be executed as of the day and year first above written.

COMPANY			HOLDERS

ELECTRIC CITY CORP., a Delaware corporation			NEWCOURT CAPITAL USA INC., a Delaware corporation

By:	/s/	John Mitola	By:	/s/ Karen Scowcroft
Name:		John Mitola	Name:	Karen Scowcroft
Title:		Chief Executive Officer	Title:	Vice President

EP POWER FINANCE, L.L.C., a Delaware limited liability company

			By:	/s/ Robert W. Baker
			Name:	Robert W. Baker
			Title:	President

MORGAN STANLEY DEAN WITTER EQUITY FUNDING, INC., a Delaware corporation

			By:	/s/ James Wilmott
			Name:	James Wilmott
			Title:	Vice President

ORIGINATORS INVESTMENT PLAN, L.P., a Delaware limited partnership

			By:	MSDW OIP Investors, Inc., its general partner

			By:	/s/ James Wilmott
			Name:	James Wilmott
			Title:	Vice President

DUKE CAPITAL PARTNERS, LLC, a Delaware limited liability company

By:	/s/ Dennis Magna
Name:	Dennis Magna
Title:	Managing Director

NEWCOURT CAPITAL SECURITIES, INC., a Delaware corporation

By:	/s/ Karen Scowcroft
Name:	Karen Scowcroft
Title:	Vice President

LEAF MOUNTAIN COMPANY, LLC, an Illinois limited liability company

By:	/s/ John J. Jiganti
Name:	John J. Jiganti
Title:	Manager

/s/ Richard P. Kiphart
Richard P. Kiphart

CINERGY VENTURES II, LLC, a Delaware limited liability company

By:	/s/ R. Foster Duncan
Name:	R. Foster Duncan
Title:	President

SF CAPITAL PARTNERS, a British Virgin Islands company

By:	/s/ Brian H. Davidson
Name:	Brian H. Davidson
Title:	Authorized Signatory

JOHN THOMAS HURVIS REVOCABLE TRUST, an Illinois trust

By:	/s/ John Thomas Hurvis
Name:	John Thomas Hurvis
Title:	Trustee

/s/ David R. Asplund
David R. Asplund